Exhibit 10.12.3

THIRD AMENDMENT TO OFFICE LEASE

(221 Main, San Francisco, California:

DocuSign, Inc.)

THIS THIRD AMENDMENT TO OFFICE LEASE (this “Amendment”) is made and entered into as of the 14th day of April, 2015 (the “Effective Date”), by and between COLUMBIA REIT – 221 MAIN, LLC, a Delaware limited liability company (“Landlord”), as successor of 221 Main, LLC (“Original Landlord”) and DOCUSIGN, INC., a Delaware corporation (“Tenant”).

RECITALS:

A. Original Landlord and Tenant entered into that certain Office Lease dated October 31, 2012 (the “Original Lease”), as amended by that certain letter agreement dated November 16, 2012, the First Amendment to Office Lease dated January 24, 2013, the Notice of Lease Term Dates agreed and accepted by Tenant on March 18, 2013, the letter agreement dated October 31, 2013, the Notice of Lease Term Dates agreed and accepted by Tenant on January 6, 2014, and the Second Amendment to Office Lease by and between Landlord and Tenant dated February 11, 2015 (collectively, the “Prior Amendments”). The Original Lease as amended by the Prior Amendments shall be collectively referred to herein as the “Lease.”

B. The Lease originally set forth the rentable square feet for Suite 970 of the Original Premises as 8,325 rentable square feet even though Suite 970 actually contains 8,350 rentable square feet. This Amendment is intended to correct this error in the stated rentable square feet for Suite 970, but it will not change the Base Rent or Tenant’s Share attributable to Suite 970 under the Original Lease for the period prior to the Original Expiration Date.

C. Any defined terms used in this Amendment which are not defined herein shall have the same meaning such defined terms have in the Lease.

D. By this Amendment, Landlord and Tenant desire to amend the Lease, upon the terms and conditions set forth herein.

AGREEMENT:

1. Rentable Square Feet for Suite 970. The parties acknowledge that Suite 970 contains 8,350 rentable square feet instead of the 8,325 rentable square feet set forth in the Lease. Notwithstanding the difference between the actual and stated rentable square feet for Suite 970, the Base Rent and Tenant’s Share attributable to Suite 970 shall continue to be based on the 8,325 rentable square feet through the Original Expiration Date. Following the Original Expiration Date, Suite 970 is included within the rentable square footage for the 9th floor of the Building and the Base Rent and Tenant’s Share for the 9th floor of the Building shall be based on the 23,100 rentable square feet for the 9th floor of the Building as set forth in Section 1 of the Second Amendment to Office Lease.

2. Interpretation. Capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Lease, provided however, that in the case of any conflict, uncertainty or ambiguity that may arise when interpreting the provisions of the Lease and the provisions set forth in this Amendment, the provisions of this Amendment shall be controlling for the purpose of resolving any such conflict, uncertainty or ambiguity.

3. Ratification of Lease Terms. Notwithstanding any term or provision of the Lease, the provisions of this Amendment shall amend, modify and supersede the terms of the Lease. If there is any conflict between the Lease and this Amendment, this Amendment shall control. All other non-conflicting terms, provisions, covenants and conditions of the Lease and all exhibits and addendum thereto shall continue in full force and effect and are hereby ratified by the parties hereto.

4. Entire Agreement. This Amendment sets forth the entire understanding of the parties in connection with the subject matter hereof. There are no agreements between Landlord and Tenant relating to the Lease or the Premises other than those set forth in writing and signed by the parties. Neither party hereto has relied upon any understanding, representation or warranty not set forth herein, either oral or written, as an inducement to enter into this Amendment.

5. Authority. Each of the individuals executing this Amendment on behalf of a party individually represents and warrants that he or she has been authorized to do so and has the power to bind the party for whom they are signing. Landlord represents and warrants that no consent or approval of any third party is required for Landlord to enter into this Amendment under any agreement or instrument by which Landlord is bound.

6. SNDA. Following the full execution and unconditional delivery of this Amendment by Tenant, Landlord shall request Landlord’s lender that holds a first mortgage or first deed of trust with respect to the Building to execute an SNDA as described and in accordance with Section 18.2 of the Lease, with respect to the Lease as amended by this Amendment.

7. Method of Execution. This Amendment will be executed and delivered via DocuSign.

IN WITNESS WHEREOF, this Amendment is made as of the day and year first above written.

LANDLORD:

COLUMBIA REIT- 221 MAIN, LLC, a Delaware limited liability company

By:	COLUMBIA PROPERTY TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole member

	By:	COLUMBIA PROPERTY TRUST INC., a Maryland corporation, its general partner

		By:	/s/ David Dowdney
		Name:	David Dowdney
		Title:	SVP

[TENANT’S SIGNATURE ON NEXT PAGE]

TENANT:

DOCUSIGN, INC., a Delaware corporation

By:	/s/ Robert Teed
Name:	robert teed
Title:	VP, Real Estate & Workplace Services

By:
Name:
Title:

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